AMENDMENT NO. 5 TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                                                  as of March 8, 1996


WCI Steel, Inc.
1040 Pine Avenue, S.E.
Warren, Ohio 44482


Gentlemen;

     Congress Financial Corporation, a California corporation ("Congress") and Security Pacific Business Credit Inc., a Delaware corporation ("Security Pacific", and together with Congress, individually and collectively, "Lenders") and Congress Financial Corporation, as agent for Lenders (in such capacity, "Agent") have entered into financing arrangements with WCI Steel, Inc., an Ohio corporation ("Borrower"), pursuant to which Agent on behalf of Lenders may make loans and advances and provide other financial accommodations to Borrower, as set forth in the Amended and Restated Loan and Security Agreement, dated as of December 29, 1992, by and among Agent, Lenders and Borrower as amended and supplemented pursuant to Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of December 14, 1993, Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of July 13, 1994, Amendment
No. 3 to Amended and Restated Loan and Security Agreement, dated as of March 28, 1995, and Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of February 23, 1996 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other Financing Agreements (as such term is defined in the Loan Agreement).

     Borrower has requested that each of Agent and Lenders enter into an amendment to the Loan Agreement and Lenders and Agent are willing to agree to such amendment subject to the terms and conditions contained herein. By this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendment.

     In consideration of the foregoing, and the respective agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, shall have the respective meanings assigned to such terms in the Loan Agreement.

     2.   Loans, Investments, Guarantees.  Section 7.5  of the
Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     "(c) loans by Borrower to Renco Group not to
exceed, in any fiscal year commencing with the fiscal
year of Borrower ending October 31, 1995, in the
aggregate, an amount equal to: (I) fifty (50%) percent
of the cumulative After-Tax Profits of Borrower (or if
cumulative After-Tax Profits shall be a loss, minus one
hundred (100%) percent of such loss) earned subsequent
to October 31, 1995 and prior to the date such loan
occurs (treating such period as a single accounting
period) minus (ii) the aggregate amount of all
dividends declared and paid by Borrower to its
shareholders in the then current fiscal year minus
(iii) the aggregate amount of all management fees paid
by Borrower to Renco Group in the then current fiscal
year, other than the monthly management fees
contemplated under Section 7.6(b)(ii) below minus (iv)
the aggregate amount of all loans made by Borrower to
Renco Group (net of repayments and prepayments) and
still outstanding, all dividends declared and paid by
Borrower to its shareholders and all management fees
paid by Borrower to Renco Group (other than the monthly
management fees contemplated under Section 7.6(b)(ii)
below paid in the preceding fiscal years commencing
with the fiscal year ending October 31, 1996), in each
case as paid in the immediately preceding fiscal years
commencing with the fiscal year ending October 31,
1996; provided, that, each of the following conditions
is satisfied as of the date of each such loan, as
determined by Agent: (A) no Event of Default or act,
condition or event which with notice or passage of time
or both would constitute an Event of Default exists or
has occurred and is continuing or would exist or occur
after giving effect to such loan; (B) at the time of
such loan and after giving effect thereto, Borrower
shall have Excess Availability of not less than
$5,000,000; and   Agent shall have received not less
than ten (10) days prior notice of any such loan;"

     3. Transactions with Affiliates. Section 7.5(b)(iii) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     "(iii)  Borrower may in any fiscal year commencing
with the fiscal year of Borrower ending October 31,
1996 pay to Renco Group management fees (in addition to
those permitted to be paid under Section 7.6(b)(ii)
above) not to exceed, in any fiscal year, in the
aggregate, an amount equal to: (I) fifty (50%) percent
of the cumulative After-Tax Profits of Borrower (or if
cumulative After-Tax Profits shall be a loss, minus one
hundred (100%) percent of such loss) earned subsequent
to October 31, 1995 and prior to the date the payment
occurs (treating such period as a single accounting
period) minus (ii) the aggregate amount of all
dividends declared and paid by Borrower to its
shareholders in the then current fiscal year minus
(iii) the aggregate amount of all loans made by
Borrower to Renco Group in then current fiscal year
(net of repayments and prepayments) and still
outstanding minus (iv) the aggregate amount of all
management fees paid by Borrower to Renco Group (other
than the monthly management fees contemplated under
Section 7.6(b)(ii) above paid in the preceding fiscal
years commencing with the fiscal year ending
October 31, 1996), all loans made by Borrower to Renco
Group (net of repayments and prepayments) and still
outstanding, and all dividends declared and paid by
Borrower to its shareholders, in each case as paid in
the preceding fiscal years commencing with the fiscal
year ending October 31, 1996; provided, that, each of
the following conditions is satisfied as of the date of
payment of any such management fees, as determined by
Agent: (A) no Event of Default or act, condition or
event which with notice or passage of time or both
would constitute an Event of Default exists or has
occurred and is continuing or would exist or occur
after giving effect to the payment of such fee; (B) at
the time of the payment of such fee and after giving
effect thereto, Borrower shall have Excess Availability
of not less than $5,000,000; and   Agent shall have
received not less than ten (10) days prior notice of any such management fees;"

     4. Dividends. Section 7.7(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     "(b) Borrower may in any fiscal year commencing
with the fiscal year of Borrower ending October 31,
1996 declare and pay dividends to its shareholders
(including dividends in respect of common and preferred
stock) not to exceed, in any fiscal year, in the
aggregate, an amount equal to:  (I) fifty (50%) percent
of the cumulative After-Tax Profits of Borrower (or if
cumulative After-Tax Profits shall be a loss, minus one
hundred (100%) percent at such loss) earned subsequent
to October 31, 1995 and prior to the date of the
declaration and payment occurs (treating such period as
a single accounting period) minus (ii) the aggregate
amount of all loans made by Borrower to Renco Group
(net of repayments and prepayments) in the then current
fiscal year and still outstanding minus (iii) the
aggregate amount of all management fees paid by
Borrower to Renco Group in the then current fiscal
year, other than the monthly management fees
contemplated under Section 7.6(b)(ii) hereof minus (iv)
the aggregate amount of all dividends declared and paid
by Borrower to its shareholders, all loans made by
Borrower to Renco Group (net of repayments and
prepayments) and still outstanding and all management
fees paid by Borrower to Renco Group (other than the
monthly management fees contemplated under Section
7.6(b)(ii) above paid in the preceding years commencing
with the fiscal year ending October 31, 1996), in each
case as paid in the preceding fiscal years commencing
with the fiscal year ending October 31, 1996; provided,
that, each of the following conditions is satisfied as
of the date of the payment of each such dividends, as
determined by Agent:  (A) no Event of Default, or act,
event or condition, which with notice, passage of time
or both would constitute an Event of Default exists or
has occurred and is continuing or would exist or occur
after giving effect to the declaration and payment of
such dividend; (B) there are sufficient legally
available funds therefor;   at the time such
dividends are to be paid, and after giving effect thereto, Borrower shall have Excess Availability of not less than $5,000,000; and (D) Agent shall have received not less than ten (10) days prior notice of the declaration and payment of any such dividend."

     5. Conditions Precedent. The effectiveness of the amendments to the Loan Agreement provided for herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to
Agent:

     (a) no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred; and

     (b) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrower, and Lenders.

     6. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and be construed as one agreement.

     7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes or this Amendment.

     8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New
York.

     9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please indicate the acknowledgment and agreement of Borrower to the foregoing by signing in the space provided below.
The amendments contained herein shall only be effective after the receipt by Agent of an original of this Amendment duly authorized, executed and delivered by Borrower and each of Lenders.
                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION,
                                        in its individual capacity and
                                        as agent

                                        By : /S/ LAURENCE S. FORTE

                                        Title: VICE PRESIDENT

                                        SECURITY PACIFIC BUSINESS CREDIT INC.

                                        By: /S/ MICHAEL LEMISZKO

                                        Title: VICE PRESIDENT

ACKNOWLEDGED AND AGREED:

WCI STEEL, INC.

By: /S/ BRET W. WISE

Title:    VICE PRESIDENT AND
          CHIEF FINANCIAL OFFICER